Employee benefits	12 Months Ended
Dec. 31, 2024
Employee benefits
Employee benefits

24.Employee benefits

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately RMB675,655, RMB915,984 and RMB 1,181,802 for the years ended December 31, 2022, 2023 and 2024, respectively

Employees of ZTE are entitled to certain health and welfare insurances pursuant to the Swedish collective bargaining agreement, including disability and life insurances. There are also defined contribution plans for all employees, and the direct pension for certain management. The Group has no legal obligation for the benefits beyond the contribution made. Total amounts of such employee benefit expenses, which were expensed as incurred, were approximately RMB324,868, RMB292,198 and RMB304,630 for the years ended December 31, 2022, 2023 and 2024, respectively.